Investor Presentation Second Quarter 2017 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com - 949-864-8000 Exhibit 99.2

2 Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance, loan and deposit growth, yields and returns, shareholder value creation and the impact of acquisitions. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; the effect of acquisitions that the Company may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from its acquisitions; changes in the level of the Company’s nonperforming assets and charge-offs; any oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2016 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 26 Full-Service Branch Locations New Company Profile Exchange / Listing NASDAQ: PPBI Focus Small & Mid-Market Businesses Total Assets $6.4 Billion Branch Network Note: Market data as of 7/24/2017 Pacific Premier Branch Footprint Headquarters Irvine, CA # of Research Analysts 7 Analysts Market Cap $1.47 Billion Avg. Daily Volume 282,560 Shares Note: Map does not include PPBI offices outside of California

4 Strategic Transformation 2008 - 2012  Organic growth driven by dynamic sales culture  Geographic expansion through highly accretive FDIC-assisted acquisitions  Canyon National Bank (CNB) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted)  Palm Desert National Bank (PDNB) - $103 million in assets, closed on 4/27/2012 (FDIC-Assisted) 2017 and Beyond  Focus on producing EPS growth from scale, efficiency, balance sheet leverage  Target ROAA and ROATCE of 1.25% and 15%, respectively  Continue disciplined organic and acquisitive growth increasing scarcity value 2013 - 2017  Build out of commercial banking platform through acquisitions  First Associations Bank (FAB) - $424 million in assets, closed on 3/15/2013 (151 days)  San Diego Trust Bank (SDTB) - $211 million in assets, closed on 6/25/2013 (111 days)  Infinity Franchise Holdings (IFH) - $80 million in assets, closed on 1/30/2014 (73 days)  Independence Bank (IDPK) - $422 million in assets, closed on 1/26/2015 (96 days)  Security California Bancorp (SCAF) - $715 million in assets, closed 1/31/2016 (123 days)  Heritage Oaks Bancorp (HEOP) – $2 billion in assets, closed on 4/1/2017 (109 days) A balance of organic and acquisitive growth to create a California centric commercial bank franchise with $6.4 billion in assets

5 History of PPBI • Total deposits compound annual growth rate of 38% since 2011 • Total loans compound annual growth rate of 41% since 2011 Total Assets – Acquired vs. Non-Acquired February 2011 Acquired Canyon National Bank ($192MM assets) in FDIC-assisted deal $961 $1,174 $1,714 $2,039 $2,791 $3,563 $3,599 $3,755 $4,040 $4,174 $6,440 $8.00 $10.50 $13.00 $15.50 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 Non-Acquired Acquired TBV/Share April 2012 Acquired Palm Desert National Bank ($103MM assets) in FDIC- assisted deal March 2013 and June 2013 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) January 2014 Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2015 Acquired Independence Bank ($422MM assets) January 2016 Acquired SCAF ($715MM assets) Timely and efficient acquisitions have accelerated PPBI’s growth and performance Total Assets TBV/ShareAs of April 1, 2017 Acquired HEOP ($2.0B assets) Note: All dollars in millions

Commercial Lines of Business

Business Banking

- Small and middle market business banking focus
- Full suite of business banking services, including: cash management, payroll and merchant card services
- Customized C&I and commercial real estate loans
- C&I and CRE business loans
  - Originated **$148M Q2 2017** vs. **$94M Q2 2016**
  - 30% of loan portfolio

SBA Lending

- Nationwide origination capability
- Small Business Administration (“SBA”) Loans
- California Capital Access Program (“Cal CAP”) Loans
- United State Department of Agriculture (“USDA”) Loans
- Originated **$35M Q2 2017** vs. **$36M Q2 2016**
- Sell guaranteed portion – 75%
- Gross gain rates 8-12%

Franchise Lending

- National lender for established and experienced owner operators of Quick Serve Restaurants
- C&I and CRE based lending secured by equipment and real estate
- Originated **$92M Q2 2017 vs. $47M Q2 2016**
- Average originated rate of 4.9% Q2 2017

Construction Lending

- Construction loans for developers and owner users on properties predominantly in coastal SoCal
- New team assembled in first half of 2013
- Originated **$74M Q2 2017** vs. **$74M Q2 2016**
- 7% of loan portfolio
- Attractive risk adjusted yields

HOA Banking

- Nationwide leader of customized cash management, electronic banking services and credit facilities for:
- Home Owner Association (“HOA”) Companies
- HOA Management Companies
- Predominately MMAs and demand deposits

Income Property Lending

- Credit facilities and banking services for commercial real estate (“CRE”) investors in SoCal
- Structured CRE and bridge loan flexibility
- Originated **$85M Q2 2017** and **$27M Q2 2016**
- 22% of loan portfolio

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7 Increasing Loan Volumes & Attractive Yields $251 $299 $322 $385 $455 $492 4.97% 4.93% 4.87% 4.80% 4.88% 4.99% 3.00% 3.50% 4.00% 4.50% 5.00% - 100 200 300 400 500 600 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 Business Loans Real Estate Loans Other Loans Weighted Average Coupon Note: All dollars in millions

8 Technology Enabled Management Systems Continuous improvement in Technology  SalesForce deployed throughout the organization SalesForce Lead ManagementSalesForce Portfolio Management  DataVault - proprietary cash management software serving HOA and Property Management firms

9 Commercial Bank Transformation - Deposit Composition Deposits – 12/31/2009 Deposits – 6/30/2017 Total Deposits: $618.7 Million Cost of Deposits: 1.91% Total Deposits: $4.9 Billion Cost of Deposits: 0.25% Non-Int. Bearing Demand 5% Interest Bearing Demand 4% MMDA and Savings 23%CDs 68% Non-Int. Bearing Demand 37% Interest Bearing Demand 7% MMDA and Savings 40% CDs 16% • 37% of deposit balances are non-interest bearing deposits • 84% of deposits are non-maturity deposits • 91% of deposits are core deposits* * Core deposits are all transaction accounts and non-brokered CD accounts below $250,000

10 Commercial & Industrial 5% CRE - Own. Occ. 18% CRE - Non-Own. Occ. 26% Multi-family 48% 1-4 Family 2% Other 1% Commercial Bank Transformation – Loan Composition Loans – 12/31/2009 Loans – 6/30/2017 • Loan portfolio is high quality and well-diversified • Business related loans represent 44% of total loans at 6/30/17* • Business loan commitments originated for 1H’17 were $568 million, 60% of total commitments Total Loans: $576.3 Million Total Loans: $4.9 Billion * Business loans are defined as commercial and industrial, franchise, commercial owner occupied, and SBA Commercial non- owner occupied 22% Multi-family 15% Commercial and industrial 15% Commercial owner occupied 15% Franchise 12% Construction & Land 7% One-to-four family 7% Farmland & Agricultural 5% SBA 2%

11 Conservative Credit Culture Nonperforming Assets to Total Assets (%) The Company has a history of effective credit risk management and outperforming peers • No troubled debt restructurings (“TDRs”) • Tactical loan sales utilized strategically to manage various risks • Nonperforming assets to total assets of 0.01% 1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.67 1.08 0.38 0.33 0.21 0.15 0.20 0.20 0.14 0.12 0.12 0.21 0.19 0.18 0.18 0.17 0.13 0.17 0.04 0.02 0.01 2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56 1.24 1.10 1.18 1.05 0.91 0.80 0.74 0.69 0.59 0.58 0.74 0.53 0.48 0.50 0.49 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 PPB Peers * CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 * California peer group consists of all insured California institutions, from SNL Financial.

12 CRE to Capital Concentration • CRE concentrations are well managed across the organization • Our growth across our key businesses has diversified our loan portfolio Managed Growth CRE as a Percent of Total Capital 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 365% 376% 378% 340% 0% 100% 200% 300% 400% 500% 600% 700% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17

13 Strong Loan Yields - Declining Cost of Deposits Portfolio Core Loan Yields Cost of Total Deposits 0.33% 0.36% 0.32% 0.28% 0.27% 0.25% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2013 2014 2015 2016 1Q'17 2Q'17 Total Deposits Cost of Deposits Our specialty lines of business have optimized our NIM through diversification and disciplined pricing as well as accelerating organic loan and deposit growth Note: All dollars in millions Note: Core loan yields exclude accretion, prepayments and other one-time items. 5.26% 5.15% 5.10% 5.04% 4.96% 4.89% 0.00% 0.75% 1.50% 2.25% 3.00% 3.75% 4.50% 5.25% 6.00% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2013 2014 2015 2016 1Q'17 2Q'17 Loans Portfolio Core Loan Yield • Heritage Oak’s loan yield at acquisition was 4.44% • Heritage Oak’s cost of deposits at acquisition was 0.25%

14 Revenue & Net Interest Margin Annual Operating Revenue Note: All dollars in millions Note: Operating revenue = net interest income + noninterest income. *Annualized $67 $87 $121 $173 $186 $288 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2013 2014 2015 2016 1Q'17* 2Q'17* Core Net Interest Margin And delivered revenue growth of 57% as well as consistent net interest margin of over 4% 3.93% 4.09% 4.06% 4.20% 4.27% 4.09% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 2013 2014 2015 2016 1Q'17 2Q'17 • Heritage Oak’s core NIM at acquisition was 3.32%

15 Noninterest Expense & Efficiency Adjusted Noninterest Expense / Avg. Assets Efficiency Ratio In addition to leveraging technology to drive growth, the Company has continually improved its operational processes to achieve greater operating leverage and economies of scale Note: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, and other-than-temporary impairment recovery (loss) on investment securities. Adjusted noninterest expense excludes other real estate owned operations, core deposit intangible amortization and merger related costs. 64.7% 61.4% 55.9% 53.6% 52.3% 52.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2013 2014 2015 2016 1Q'17 2Q'17 2.95% 2.87% 2.58% 2.55% 2.40% 2.30% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2013 2014 2015 2016 1Q'17 2Q'17

16 Pre-Tax, Pre-Provision Income(1) Tangible Book Value per Share $23.4 $33.5 $51.9 $78.5 $86.3 $134.9 $0 $20 $40 $60 $80 $100 $120 $140 2013 2014 2015 2016 1Q'17* Q2'17* $9.08 $10.12 $11.17 $12.51 $12.88 $13.83 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 2013 2014 2015 2016 1Q'17 2Q'17 Strong operating income has consistently resulted in shareholder value creation Operating Income and Tangible Book Value Note: All dollars in millions, except per share data Note: Tangible book values are based on basic shares outstanding (1) Excludes merger-related expenses *Annualized

17 Capital Resources (1) Please refer to non-GAAP reconciliation As of June 30, 2017 Pacific Premier Bancorp, Inc. Pacific Premier Bank Well-Capitalized Requirement Regulatory Capital Ratios: Tier 1 Leverage Capital Ratio 9.85% 10.54% 5.00% Common Equity Tier 1 Risk-based Capital Ratio 10.71% 11.85% 6.50% Tier 1 Risk-Based Capital Ratio 11.09% 11.85% 8.00% Total Risk Based Capital Ratio 12.70% 12.35% 10.00% Tangible Common Equity Ratio (1) 9.18% 10.19% The consolidated Company and the Bank both remain well capitalized with strong earnings capacity to sustain growth strategy and well-capitalized levels

18 Superior Market Performance (PPBI) Source: SNL Financial, market information as of 6/30/2017 Since June 2015, PPBI’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) PPBI +118% NASDAQ Bank SNL Bank +23% +30% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 PPBI SNL Bank NASDAQ Bank

19 Strategically Focused – Financially Motivated PPBI’s management team operates the bank with the understanding we are growing toward $10.0 billion • Our business model is always evolving, transforming and improving • Continue to build a quality banking franchise and leverage our core competencies • Investments in and the strengthening of the entire team is an on-going process Continue to Evolve and Strive for Superior Performance Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable • Disciplined credit underwriting culture remains a fundamental underpinning • BSA/AML – automated Rule Based Risk Rating and statistical analytics covering entire client base • CRA – enhanced program to exceed community group requirements and large bank exam standards Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management

Scarcity Value in Southern California

Largest 25 Banks Headquartered in Southern California

Rank	Company Name	Exchange	City	Total Assets ($000s)
1	PacWest Bancorp*	NASDAQ	Beverly Hills	$ 25,285,002
2	Banc of California, Inc.	NYSE	Santa Ana	$ 11,052,085
3	BofI Holding, Inc.	NASDAQ	San Diego	$ 8,700,031
4	CVB Financial Corp.	NASDAQ	Ontario	$ 8,559,121
5	Opus Bank	NASDAQ	Irvine	$ 7,983,682
6	Farmers & Merchants Bank of Long Beach	OTCQB	Long Beach	$ 6,834,068
7	Pacific Premier Bancorp, Inc.	NASDAQ	Irvine	$ 6,440,631
8	First Foundation Inc.	NASDAQ	Irvine	$ 3,687,917
9	Community Bank	OTC Pink	Pasadena	$ 3,625,043
10	Grandpoint Capital, Inc.	OTC Pink	Los Angeles	$ 3,356,266
11	Manufacturers Bank		Los Angeles	$ 2,663,014
12	American Business Bank	OTC Pink	Los Angeles	$ 1,827,731
13	Plaza Bancorp	OTC Pink	Irvine	$ 1,205,438
14	Provident Financial Holdings, Inc.	NASDAQ	Riverside	$ 1,199,445
15	Pacific Mercantile Bancorp	NASDAQ	Costa Mesa	$ 1,179,745
16	Sunwest Bank		Irvine	$ 1,079,496
17	Malaga Bank F.S.B.	OTC Pink	Palos Verdes Estates	$ 992,258
18	Silvergate Bank		La Jolla	$ 948,898
19	Seacoast Commerce Bank*	OTC Pink	San Diego	$ 877,482
20	California First National Bank	NASDAQ	Irvine	$ 796,430
21	Commercial Bank of California		Irvine	$ 788,357
22	Bank of Hemet		Riverside	$ 677,530
23	San Diego Private Bank	OTCQX	Coronado	$ 537,939
24	Pacific Commerce Bank	OTC Pink	Los Angeles	$ 535,159
25	Premier Business Bank	OTCQX	Los Angeles	$ 529,064

Source: SNL Financial for most recent period-end
*Total assets includes impact from PPBI's pending acquisition of HEOP
Note: All dollars in thousands

- Significant scarcity value for quality and sizeable banking franchises in Southern California
- PPBI is 7th largest bank headquartered in Southern California
- Includes all banks and thrifts headquartered in Southern California (Orange, Los Angeles, San Bernardino, Riverside, and San Diego counties). Sorted by total assets, excludes pending merger targets and ethnic-focused banks

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21 • Proven track record of executing on acquisitions and organic growth • Well positioned to evaluate attractive acquisition opportunities • Continue to drive economies of scale and operating leverage • Positioned to deliver continued growth and strong profitability • Ability to integrate business lines that generate higher risk adjusted returns • Create scarcity value among banks in Southern California PPBI Outlook Building Long-term Franchise Value

22 Appendix material

Consolidated Financial Highlights

	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Summary Balance Sheet					
Total Assets	$3,597,666	$3,754,831	$4,036,311	$4,174,428	$6,440,631
Loans Held for Investment	2,920,619	3,090,839	3,241,613	3,385,697	4,858,611
Total Deposits	2,931,001	3,059,752	3,145,581	3,297,073	4,946,431
Loans Held for Investment / Total Deposits	99.6%	101.0%	103.1%	102.7%	98.2%
Summary Income Statement					
Total Revenue	$42,011	$44,977	$46,622	$46,386	$72,097
Total Non-Interest Expense	23,695	25,860	25,377	29,747	48,496
Provision for Loan Losses	1,589	4,013	2,054	2,502	1,904
Net Income	10,369	9,227	11,953	9,521	14,176
Diluted EPS	$0.37	$0.33	$0.43	$0.34	$0.35
Performance Ratios					
Return on Average Assets	1.16%	1.00%	1.24%	0.94%	0.89%
Return on Average Tangible Common Equity	13.30%	11.35%	14.17%	11.03%	11.33%
Return on Adjusted Average Tangible Common Equity	13.68%	11.35%	14.72%	14.76%	16.21%
Efficiency Ratio	54.4%	57.0%	50.9%	52.3%	52.3%
Net Interest Margin	4.48%	4.41%	4.59%	4.39%	4.40
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.19%	0.18%	0.03%	0.01%	0.06%
Allowance for Loan Losses to Loans Held for Investment	0.65%	0.71%	0.66%	0.68%	0.52%
Nonperforming Assets to Total Assets	0.13%	0.17%	0.04%	0.02%	0.01%
Net Loan Charge-offs to Average Total Loans	0.04%	0.04%	0.08%	0.02%	- %
Allowance for Loan Losses as a % of Nonperforming loans	467%	381%	1866%	4498%	6343%
Classified Assets to Total Risk-Based Capital	6.07%	5.05%	3.00%	2.54%	4.98%
Capital Ratios					
Tangible Common Equity/ Tangible Assets *	9.42%	9.28%	8.86%	8.85%	9.18%
Tangible Book Value Per Share *	$11.87	$12.22	$12.51	$12.88	$13.83
Common Equity Tier 1 Risk-based Capital Ratio	10.53%	10.36%	10.12%	9.84%	10.71%
Tier 1 Risk-based Ratio	10.84%	10.66%	10.41%	10.11%	11.09%
Risk-based Capital Ratio	13.37%	13.14%	12.72%	12.34%	12.70%

(1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.
(2) Nonperforming assets excludes nonperforming investment securities.
(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.
* Please refer to non-GAAP reconciliation
Note: All dollars in thousands, except per share data

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Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Total stockholders' equity	$ 440,630	$ 449,965	$ 459,740	$ 471,025	$ 959,731
Less: Intangible assets	(112,439)	(111,915)	(111,941)	(111,432)	(405,869)
Tangible common equity	$ 328,191	$ 338,050	$ 347,799	$ 359,593	$ 553,862
Total assets	$ 3,597,666	$ 3,754,831	$ 4,036,311	$ 4,174,428	$ 6,440,631
Less: Intangible assets	(112,439)	(111,915)	(111,670)	(111,432)	(405,869)
Tangible assets	$ 3,485,227	$ 3,642,916	$ 3,924,641	$ 4,062,996	$ 6,034,762
Common Equity ratio	12.25%	11.98%	11.39%	11.28%	14.90%
Less: Intangibility equity ratio	(2.83%)	(2.70%)	(2.53%)	(2.43%)	(5.72%)
Tangible common equity ratio	9.42%	9.28%	8.86%	8.85%	9.18%
Basic shares outstanding	27,650,533	27,656,533	27,798,283	27,908,816	40,048,758
Book value per share	$ 15.94	$ 16.27	$ 16.54	$ 16.88	$ 23.96
Less: Intangible book value per share	(4.07)	(4.05)	(4.03)	(4.00)	(10.13)
Tangible book value per share	$ 11.87	$ 12.22	$ 12.51	$ 12.88	$ 13.83

Note: All dollars in thousands, except per share data

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